UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 25, 2007 (October 23, 2007)

Date of Report (Date of earliest event reported)

TERRA NOSTRA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-49631	86-0875500
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

790 East Colorado Blvd., 9th Floor

Pasadena, CA 91101

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (626) 796-0088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 29, 2007, Terra Nostra Resources Corp. (“Terra Nostra” or the “Company”) completed the first closing of a planned $12,500,000 financing consisting of the Company’s 10% Senior Secured Convertible Promissory Notes and Common Stock Purchase Warrants (the “Offering”),.  The initial closing of the Offering, which was reported in our Current Report on Form 8K/A (Amendment #1) filed with the Securities and Exchange Commission on September 6, 2007 (“September 8-K”), raised a total of $6,895,165 for the Company.   On October 24, 2007, the Company completed the final closing of the Offering by raising the remaining $5,604,835 from three (3) additional “accredited investors.”

As previously disclosed in the September 8-K, the Company paid Axiom Capital Management eight percent (8%), paid in cash, of the aggregate purchase price paid by the investors in the Offering and  seven percent (7%) of the aggregate purchase price in warrants exercisable into shares of the Company’s Common Stock at $1.75 per share.  The Company also paid to Mirador Consulting Inc. an introduction fee of two percent (2%) in cash of the aggregate purchase price and one percent (1%) in warrants on the same terms as the Axiom Capital warrants to be issued under Axiom’s finder’s fee agent.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRATION.

See Item 1.01 above.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01 above.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the private placement of these securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction does not involve a public offering, the Investor is an “accredited investor” and/or qualified institutional buyer, the Investor has access to information about the Company and its investment, the Investor will take the securities for investment and not resale, and the Company is taking appropriate measures to restrict the transfer of the securities

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS.

Number	Description
10.1	Form of Securities Purchase Agreement	Incorporated by reference to the Exhibits attached to the Corporation’s 8K filed with the SEC on September 5, 2007
10.2	Form of 10% Senior Secured Convertible Promissory Notes	Incorporated by reference to the Exhibits attached to the Corporation’s 8K filed with the SEC on September 5, 2007
10.3	Form of Pledge Agreement	Incorporated by reference to the Exhibits attached to the Corporation’s 8K filed with the SEC on September 5, 2007
10.4	Form of Warrant	Incorporated by reference to the Exhibits attached to the Corporation’s 8K filed with the SEC on September 5, 2007
10.5	Form of Registration Rights Agreement	Incorporated by reference to the Exhibits attached to the Corporation’s 8K filed with the SEC on September 5, 2007

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

TERRA NOSTRA RESOURCES CORP.
October 25, 2007	By:	/s/Sun Liu James Po Chief Executive Officer